UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549-1004

                              FORM 8-K/A No. 1

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 1995
                                                  (August 10, 1995)



                          ARKANSAS BEST CORPORATION
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           (Exact name of registrant as specified in its charter)



        Delaware                   0-19969                 71-0673405
------------------------- -------------------------  ----------------------
     (State or other             (Commission              (IRS Employer
     jurisdiction of            File Number)           Identification No.)
    incorporation or
      organization)



                           3801 Old Greenwood Road
                         Fort Smith, Arkansas  72903
                               (501) 785-6000
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 (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Items 7(a) and (b) of the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 1995 are hereby amended to read as set forth below. Accordingly, Items 7(a) and
(b) of such Current Report on Form 8-K, amended and restated, reads as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired and (b) Pro Forma Financial Information


    It is impracticable at this time for the Registrant to file, together with this Current Report, the required financial information with respect to the Company. Accordingly, the Registrant hereby undertakes to file such required statements by amendment to this Current Report on or prior to October 25, 1995.


(c) Exhibits.


       (2) Agreement and Plan of Merger, dated as of July 8, 1995, among the Company, the Purchaser and Registrant
               (incorporated herein by reference to Exhibit (c)(1) to the Tender Offer Statement on Schedule 14D-1 filed with the Commission on July 14, 1995).

      (20) Press release issued by the Parent on August 11, 1995 announcing the expiration of the Offer at 12:00 midnight New York City time, August 10, 1995, is incorporated herein by reference from Exhibit (a)(12) to Amendment No. 2 (Final Amendment and Schedule 13D) dated August 11, 1995 to the
               Schedule 14D-1.

      (99) Offer to Purchase dated July 14, 1995 by the Purchaser to purchase all outstanding shares of Common Stock, par value $0.50 per share of the Company is incorporated herein by reference from Exhibit (a)(1) to the Schedule 14D-1.

                              INDEX TO EXHIBITS


Exhibit
Number        Exhibit
---------     --------

(c) Exhibits

     (2) Agreement and Plan of Merger, dated as of July 8, 1995, among the Company, the Purchaser and Registrant
              (incorporated herein by reference to Exhibit (c)(1) to the Tender Offer Statement on Schedule 14D-1 filed with the Commission on July 14, 1995).

    (20) Press release issued by the Parent on August 11, 1995 announcing the expiration of the Offer at 12:00 midnight New York City time, August 10, 1995, is incorporated herein by reference from Exhibit (a)(12) to Amendment No. 2 (Final Amendment and Schedule 13D) dated August 11, 1995 to the Schedule 14D-1.

    (99) Offer to Purchase dated July 14, 1995 by the Purchaser to purchase all outstanding shares of Common Stock, par value $0.50 per share of the Company is incorporated herein by reference from Exhibit (a)(1) to the Schedule 14D-1.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARKANSAS BEST CORPORATION
                                                  (Registrant)

Date: October 13, 1995                /s/ Donald L. Neal
      -----------------               ------------------------------------
                                      Donald L. Neal - Senior Vice
                                      President - Chief Financial Officer,
                                      and Principal Accounting Officer